UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2011

R & A PRODUCTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-164909	26-4574088
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 E. Bergen Pl., Suite 204, Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 747-1007

(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement
On April 20, 2011 (the “Asset Purchase Closing Date”), R &A Productions, Inc., a Nevada corporation (the “Company”), entered into an Asset Purchase and Redemption Agreement (the “Asset Purchase Agreement”) with American CryoStem Corporation, a Nevada corporation (“AMCY”), American CryoStem Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of the Company (the “Purchaser”) and Hector Medina, the principal shareholder of the Company (the “Principal Shareholder”), pursuant to which: (i) the Purchaser purchased substantially all of the assets from, and assumed substantially all of the liabilities of, AMCY (the “Asset Purchase”) solely in exchange for the issuance by the Company to AMCY of 21,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”) and (ii) the Company redeemed 3,170,000 shares of Common Stock held by the Principal Shareholder immediately prior to the closing of the Asset Purchase Agreement (the “Asset Purchase Closing”) for a redemption price of $355,000.

Upon the Asset Purchase Closing: (i) AMCY became the majority shareholder of the Company, (ii) John Arnone was appointed as the chief executive officer and president of the Company and Anthony Dudzinski was appointed as its chief operating officer, treasurer and secretary, (iii) Messrs. Dudzinski and Arnone were appointed to the Company’s board of directors, with Mr. Arnone being appointed as its chairman, and (iv) Mr. Medina resigned as the chief executive officer, president, treasurer, secretary and the sole member of the board of directors and was simultaneously appointed as the Company’s Vice President of Film Operations. As a result, the Asset Purchase Closing also resulted in a change in control of the Company.

The 21,000,000 shares of Common Stock issued to AMCY (the “Purchase Shares”) were issued pursuant to the exemption from registration provided under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder.

Private Placement
Contemporaneously with the Asset Purchase Closing, the Company sold to certain accredited investors (the “Subscribers”) in a private offering (the “Offering”), 1,860,000 shares of Common Stock in the aggregate (the “Offered Shares”) at a purchase price of $0.50 per share of Common Stock for aggregate gross proceeds of $930,000 (the “Subscription Closing” and with the Asset Purchase Closing, the “Closing”). The Offered Shares were issued pursuant to the exemptions from the registration requirements of the Securities Act provided under Regulation D and Rule 506 promulgated thereunder.

Subsequent to the Closing, the number of issued and outstanding shares of Common Stock was 25,705,862, consisting of (i) the 21,000,000 Purchase Shares held by AMCY, constituting approximately 81.7% of the issued and outstanding shares of Common Stock, (ii) 2,845,862 shares of Common Stock held by the shareholders of the Company prior to the Closing, constituting approximately 11.1% of the issued and outstanding shares of Common Stock, and (iii) the 1,860,000 Offered Shares, constituting approximately 7.2% of the issued and outstanding shares of Common Stock.

The Company plans to use the net proceeds from the Offering primarily to continue to develop the business of AMCY and for working capital and general corporate purposes.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 20, 2011, the Purchaser purchased substantially all of the assets from, and assumed substantially all of the liabilities of, AMCY in the Asset Purchase. Prior to the Asset Purchase, there were no material relationships between AMCY and any of the Company, the Purchaser, the Principal Shareholder or any of their respective affiliates, directors or officers, or any associates of their respective officers or directors.

Description of the Company’s Business

The Company currently intends to operate two separate lines of business: (i) its traditional movie production business, and (ii) the stem cell business it acquired in the Asset Purchase Closing.

Stem Cell Business
The Company’s principal line of business will be the business acquired from AMCY. AMCY has developed and intends, subject to obtaining adequate financing, to collect, process and store adipose (fat) Derived Adult Stem Cells (the “Stem Cells”), permitting individuals to preserve their Stem Cells for potential future use in cell therapy. Management currently believes that the Company will be able to store Stem Cells for adults at a list price of $1,995, which includes the first year of storage fees. Thereafter, it is intended that clients will be responsible for the payment of an annual storage fee of $199. Management believes that Stem Cells are currently being used in the emerging field of regenerative medicine globally and have the potential to become a multibillion dollar industry in the future. Management further believes that Stem Cells have the potential to heal a substantial number of diseases and chronic conditions and that the Company will be able to provide a streamlined and affordable method to process and cryopreserve Stem Cells for autologous (self) use in humans for the emerging regenerative medicine market.

Current published medical research shows that applications for Stem Cells can be used to support tissue repair and cell therapies to expedite healing of wounds, physical trauma and burns in joints, bone, muscle, tendons and ligaments. Effects of diseases that management believes can be alleviated through the use of Stem Cells include cardiovascular disease, cancer, stroke, central nervous disorders and diabetes. Management also believes that the near-term applications include the use of processed Stem Cells as biocompatible fillers in cosmetic and reconstructive surgery. Although the Company’s Stem Cell business is in its development stage and to date has generated no revenues, subject to, among other factors, obtaining the requisite financing, management anticipates that the Company will be able to provide the following services:

•	Collecting an individual’s adipose tissue through a participating doctor who will forward the tissue to the laboratory used by the Company;

•	Processing (or have processed by a third party) the tissue in a laboratory to separate the component parts of an individual’s adipose tissue, which includes the Stem Cells; and

•	Cryopreserving adipose tissue and Stem Cells for immediate use or long-term storage.

The Stem Cells will be prepared and cryopreserved in their raw form without manipulation, bio-generation or the addition of biomarkers or other materials, which management believes may make such Stem Cells suitable for use in cellular treatments (i.e., the biomedical use of Stem Cells to treat patients) currently offered by existing and planned treatment centers worldwide. Management believes that affordably preserving cells derived from adipose tissue can provide a user with the opportunity to take advantage of the emerging field of regenerative medicine, i.e., healing the body using one’s own stem cells.

Movie Production Business
The Company believes that it will be able to compete in today’s entertainment industry marketplace by controlling production costs and by limiting its distribution expenses through reliance on online marketing tools to promote its products and to develop its digital strategies.

The Company is currently producing two films. The Company currently plans, subject to obtaining the requisite financing, to distribute its own films as well as films of others. To date the Company has presold one of its films and is in the process of completing the production of this film. The Company sent a production team to El Salvador twice during 2010 for filming. The Company had hoped to complete all filming during those sessions. However, the Company must return for at least one more session to complete the project. The Company had anticipated completing all filming by the first quarter of 2011. However, that date has been pushed back and it is uncertain as to when the Company will complete the film.

The Company anticipated raising additional capital for the completion of production and marketing of its films. However, due to the nature of the economy for the past few years, it has instead chosen to concentrate on commercial film endeavors and has contracted with Direct Media Enterprises to film advertising spots for its proprietary kiosks. The Company’s business relationship with Direct Media Enterprises has been the primary source of the Company’s revenue for its fiscal year 2010 and for the quarter ended March 31, 2011.

The Company’s fiscal year ends September 30 of each calendar year.

Certain Risk Factors

For purposes of the risk factors below, historical statements apply to AMCY. Present as well as forward-looking statements shall be deemed to apply to the Company (which includes the business of AMCY) subsequent to the Closing.

The Company is a development stage company; it has a history of losses; there are doubts about the Company’s ability to continue as a going concern.
The Company has not achieved its planned principal operations and is in the development stage of operations. The Company has incurred negative cash flows since inception from its developmental activities, and at this time as well as for the foreseeable future will finance (until it can generate sufficient revenues, if ever, to cover expenses) its activities and overhead expenses through the issue and sale of its debt or additional equity securities. The recoverability of the costs incurred by the Company to date is highly uncertain and is dependent upon achieving commercial production and sales of its services, of which no assurances can be given. The Company’s prospects must be considered in light of the risks, expenses and difficulties which are frequently encountered by companies in the development stage in the emerging industry that the Company hopes to commence operations in.

The Company expects to incur increased operating expenses during the remainder of its fiscal year 2011 and for the foreseeable future. The amount of net losses and the time required for the Company to reach and sustain profitability are uncertain. The likelihood of the Company’s success must be considered in light of the problems, expenses, difficulties, and delays frequently encountered in connection with a development stage business, including, but not limited to, uncertainty as to development and the time required for the Company’s planned services to become available in the marketplace. There can be no assurance that the Company will ever generate revenues or achieve profitability at all or on any substantial basis. These matters raise substantial doubt about the Company’s ability to continue as a going concern. If the Company ceases or curtails its development activities, it is highly likely that you would lose your entire investment.

The Company will require substantial additional capital to pursue its business plan.
The Company has limited revenues and no income. The Company has financed its development activities since inception through the sale of its securities. The Company’s capital requirements will depend on many factors, including, among other things, the cost of developing its business and marketing activities, the efficacy and effectiveness of its proposed services, costs (whether or not foreseen), the length of time required to collect accounts receivable it may in the future generate, competing technological and market developments and acceptance. Changes in the Company’s proposed business or business plan could materially increase the Company’s capital requirements. The Company cannot assure you that its proposed plans will not change or that changed circumstances will not result in the depletion of its capital resources more rapidly than currently anticipated.

The Company will need to obtain substantial additional financing to, among other things, fund the future development of any services it attempts to undertake and for general working capital purposes. Any additional equity financing, if available, may be dilutive to stockholders and any such additional equity securities may have rights, preferences or privileges that are senior to those of the holders of its shares of Common Stock. Debt financing, if available, will require payment of interest and may involve security interests on the Company’s assets and restrictive covenants that could impose limitations on the Company’s operating flexibility.

The Company’s ability to obtain needed financing may be impaired by such factors as the capital markets, the capital structure of the Company, the development stage of the Company, the lack of an active market for the shares of Common Stock, and the Company’s lack of profitability, all of which would impact the availability or cost of future financings. The Company cannot assure prospective investors that it will be able to obtain requisite financing in a timely fashion or at all and, if obtained, on acceptable terms. The Company’s inability to obtain needed financing on acceptable terms would have a material adverse effect on the implementation of its proposed business plan.

The Company is wholly dependent on Messrs. Arnone and Dudzinski.
The Company is wholly dependent on Messrs. Arnone and Dudzinski, its only two (2) executive officers and directors. The future performance of the Company will depend on the continued services of such persons and the Company’s ability to retain such persons and/or hire additional qualified persons. The loss of Messrs. Arnone and/or Dudzinski would materially and adversely affect the Company’s proposed business. The Company has not yet entered into employment agreements with Messrs. Arnone and Dudzinski, but intends to do so in the near future. It is expected that such employment agreements will, among other terms, permit each of Messrs. Arnone and Dudzinski to conduct other business activities outside of their employment with the Company.

Mr. Arnone is presently involved with another entity that operates in an industry similar to that of the Company but that management does not believe to be in competition with the Company. The Company may in the future seek to initiate a business relationship with, and/or acquisition of, this other entity. Management cannot assure you that any such business relationship or acquisition, if consummated, would be on terms favorable to the Company.

The Company has not obtained any “key-man” life insurance policies nor does it presently plan to obtain or maintain any such policies on Messrs. Arnone, Dudzinski or any other of its employees.

The Company may be unable to protect its intellectual property from infringement by third parties, and third parties may claim that the Company infringes on their intellectual property, either of which could materially and adversely affect the Company.
The Company intends to rely on patent protection, trade secrets, technical know-how and continuing technological innovation to protect its intellectual property, and it expects to require any employees, consultants and advisors that it may hire or engage in the future to execute confidentiality and assignment of inventions agreements in connection with their employment, consulting or advisory relationships. There can be no assurance, however, that these agreements will not be breached or that the Company will have adequate remedies for any such breach.

Despite the Company’s efforts to protect its intellectual property, third parties may infringe or misappropriate the Company’s intellectual property or may develop intellectual property competitive with that of the Company. The Company’s competitors may independently develop similar technology or otherwise duplicate the Company’s proposed processes or services. As a result, the Company may have to litigate to enforce and protect its intellectual property rights to determine their scope, validity or enforceability. Intellectual property litigation is particularly expensive, time-consuming, diverts the attention of management and technical personnel and could result in substantial cost and uncertainty regarding the Company’s future viability. The loss of intellectual property protection or the inability to secure or enforce intellectual property protection would limit the Company’s ability to produce and/or market its services in the future and would likely have an adverse affect on any revenues the Company may in the future be able to generate by the sale or license of such intellectual property.

The Company may be subject to costly litigation in the event its future services or technology infringe upon another party’s proprietary rights. Third parties may have, or may eventually be issued, patents that would be infringed by the Company’s technology. Any of these third parties could make a claim of infringement against the Company with respect to its technology. The Company may also be subject to claims by third parties for breach of copyright, trademark or license usage rights. Any such claims and any resulting litigation could subject the Company to significant liability for damages. An adverse determination in any litigation of this type could require the Company to design around a third party’s patent, license alternative technology from another party or otherwise result in limitations in the Company’s ability to use the intellectual property subject to such claims.

Cell therapy is a developing field and a significant market for the Company’s services has yet to emerge.
Cell therapy and regenerative medicine is a developing field, with few cell therapy products or services approved for clinical and/or commercial use. The Company is wholly dependent on the acceptance of cell therapy (and specifically Stem Cells) to develop into a large and profitable industry. The Company hopes to develop services related to the collection, processing and storage of Stem Cells. The Company believes the market for cell and tissue-based therapies is in its infancy, substantially research oriented and financially speculative and has yet to achieve substantial commercial success. Stem Cell products and services may in general be susceptible to various risks, including undesirable and unintended side effects, unintended immune system responses, inadequate therapeutic efficacy, lack of acceptance by physicians, hospital and consumers, or other characteristics that may prevent or limit their approval or commercial use. Management believes that the demand for Stem Cell processing and the number of people who may use cell or tissue-based therapies is difficult, if not impossible, to forecast. The success of the Company is dependent on the establishment of a market for its proposed services and its ability to capture a share of this market.

The Company’s proposed services may not attain commercial acceptance absent endorsement by physicians.
The Company’s proposed services will compete against individual cellular samples derived from alternate sources, such as bone marrow, umbilical cord blood and perhaps embryos. The Company believes that physicians and hospitals are historically slow to adopt new technologies like the Company’s, whatever the merits, when older technologies continue to be supported by established providers. Overcoming such inertia often requires very significant marketing expenditures or definitive product performance and/or pricing superiority. Management currently believes physicians’ and hospitals’ inertia and skepticism to be a significant barrier as the Company attempts to gain market penetration with its proposed services. Failure to achieve market acceptance of the Company’s proposed services could have a material adverse effect on the Company’s future prospects.

If the Company should in the future become required to obtain regulatory approval to market and sell its proposed services it will not be able to generate any revenues until such approval is received.
The medical industry is subject to stringent regulation by a wide range of authorities. While the Company believes that, given its proposed business, it is not presently required to obtain regulatory approval to market its services because the Company does not (i) produce or market any clinical devices or other products, (ii) own a laboratory or (iii) sell any products or services to the customer, the Company cannot predict whether regulatory clearance will be required in the future and, if so, whether such clearance will at such time be obtained, whether for the Stem Cells and/or any other services that the Company is developing or may attempt to develop. Should such regulatory approval in the future be required, the Company’s services may be suspended or may not be able to be marketed and sold in the United States until the Company has completed the regulatory clearance process as and if implemented by the FDA. Satisfaction of regulatory requirements typically takes many years, is dependent upon the type, complexity and novelty of the product or service and would require the expenditure of substantial resources.

If regulatory clearance of a service proposed to be provided by the Company is granted, this clearance may be limited to those particular states and conditions for which the service is demonstrated to be safe and effective, which would limit the Company’s ability to generate revenue. The Company cannot ensure that any service developed by it will meet all of the applicable regulatory requirements needed to receive marketing clearance. Failure to obtain regulatory approval will prevent commercialization of the Company’s services where such clearance is necessary. There can be no assurance the Company will obtain regulatory approval of its proposed services that may require it.

The Company is authorized to issue 75,000,000 shares of Common Stock and 10,000,000 shares of “blank check” preferred stock, the issuance of which could, among other things, reduce the proportionate ownership interests of current shareholders.
The Company is authorized to issue 75,000,000 shares of Common Stock and 10,000,000 shares of “blank check” preferred stock. There are 25,705,862 shares of Common Stock and no shares of preferred stock issued and outstanding as of the date of this Current Report on Form 8-K. The board of directors of the Company (the “Board”) has the ability, without seeking shareholder approval, to issue additional shares of Common Stock and/or to designate, establish the terms and conditions of, and issue shares of preferred stock for such consideration, if any, as the Board may determine. Any such shares of preferred stock could have dividend, liquidation, conversion, voting or other rights, which could adversely affect the voting power or other rights of the holders of shares of Common Stock. In the event of such issuance, the preferred stock could, among other items, be used as a method of discouraging, delaying or preventing a change in control of the Company, which could have the effect of discouraging bids for the Company and thereby prevent security-holders from receiving the maximum value for their shares of Common Stock.

Lack of liquidity.

The shares of Common Stock trade sporadically, if at all, on the Over-the-Counter Bulletin Board under the symbol “RAPP.” No trading market exists for any of the Company’s other securities and there can be no assurance that a trading market will ever develop. Consequently, holders of the Common Stock may not be able to liquidate their investment in the Company in the event of an emergency or at any time. There can be no assurance that a robust market will ever develop for the Common Stock or, if developed, will continue or be sufficiently liquid to enable the shareholders to liquidate their investment in the Company.

For other risk factors related to the Company and its film business, see the Company’s Form 10-K filed December 13, 2010.

Directors and Executive Officers, Promoters and Control Persons

Upon the Closing, Mr. Medina resigned from all his positions with the Company and the Company appointed Messrs. Arnone, Dudzinski and Medina to the positions set forth below. The names of the Company’s current officers and directors, as well as certain information about them, are set forth below:

Name	Age	Position(s)

John Arnone	53	President, CEO and Chairman of the Board
Anthony Dudzinski	48	COO, Treasurer, Secretary and Director
Hector Medina	36	Vice President of Film Operations

John S. Arnone
Mr. Arnone has spent the last 25 years in the investment banking/financial consulting industry as an investment banker, management consultant and a hands-on investor specializing in strategic planning, corporate structure, administration and new business development. Over a period of 20 years, Mr. Arnone founded and managed two general securities broker-dealers based in New York. Mr. Arnone also co-founded and operated a global entertainment distribution corporation with 120 employees that under Mr. Arnone’s guidance was voted medium wholesaler of the year in the music industry (1997, 1998 and 2000) by the National Association of Recording Merchants. Mr. Arnone has provided advisory and business management services as a founder, officer, director and/or shareholder to both mid-level and development stage private and public companies. Mr. Arnone holds a degree in Business Administration and a BA in Economics from Kean University in New Jersey. Mr. Arnone continues to be an executive officer of AMCY.

Anthony F. Dudzinski
Mr. Dudzinski has more than 25 years of experience in a variety of areas of senior management with a variety of both public and private companies. Mr. Dudzinski’s past positions include chief executive officer, president, chief operating officer and director of small and medium-size organizations including a publicly traded company with approximately 300 employees and president and chief operating officer of a privately operated broker-dealer with more than 175 sales associates. In addition to this experience Mr. Dudzinski was a founder and chief executive officer of a number of publicly available exchange traded funds, and the founder, chairman and chief operating officer of a target date fund complex and a Registered Investment Company. Mr. Dudzinski continues to be an executive officer of AMCY.

Hector Medina
Mr. Medina was the founder of the Company. Mr. Medina was the Company’s president and chief executive from its inception to the Closing. Hector Medina also currently serves as the CEO for Medina Financial Services, Inc. He has a degree in Bachelor of Business Administration with a minor in Finance from the National University.

Stock Option Plan
The Company currently intends to implement a stock option plan for its executives and others in the next twelve months.

of the national securities exchanges. For purposes hereof, an “independent director,” shall have the meaning described in the NYSE-AMEX rules and regulations.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the date of this Current Report on Form 8-K, certain information regarding the beneficial ownership of the shares of Common Stock by: (i) each person who, to the Company’s knowledge, beneficially owns 5% or more of the shares of Common Stock and (ii) each of the Company’s directors and officers. As of the date hereof, there were 25,705,862 shares of Common Stock issued and outstanding.

Name	Shares beneficially owned (1)	Percentage beneficially owned

Directors and Officers (2)
John Arnone (3)	21,000,000	81.7%
Anthony Dudzinski (4)	21,000,000	81.7%

5% or Greater Beneficial Owners
AMCY	21,000,000	81.7%

(1) Beneficial ownership is calculated based on the number of shares of Common Stock outstanding as of the date hereof, together with securities exercisable or convertible into shares of Common Stock within sixty (60) days of the date hereof for each stockholder. Beneficial ownership is determined in accordance with Rule 13d-3 of the Commission. The number of shares of Common Stock beneficially owned by a person includes shares of Common Stock issuable upon conversion of securities and subject to options or warrants held by that person that are currently convertible or exercisable or convertible or exercisable within sixty (60) days of the date hereof. The shares of Common Stock issuable pursuant to those convertible securities, options or warrants are deemed outstanding for computing the percentage ownership of the person holding such convertible securities, options or warrants but are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2) Unless otherwise specified, the address for the directors and officers is c/o AMCY at 188 Bergen Place, Suite 204, Red Bank, NJ, 07701.

(3) Mr. Arnone presently owns 12,250,000 shares of AMCY common stock and has the right to receive an additional 12,000,000 such shares upon the conversion of Series C Preferred Stock of AMCY owned by him. As a result, he beneficially owns 46.6% percent of the AMCY common stock. Mr. Arnone is also an officer and a director of AMCY. Consequently, Mr. Arnone is a control person of AMCY and may as such be deemed to “beneficially own” the 21,000,000 shares of Common Stock owned by AMCY. Mr. Arnone, however, disclaims beneficial ownership of all such shares.

(4) Mr. Dudzinski presently owns 20,000 shares of AMCY common stock and has the right to receive an additional 12,000,000 such shares upon the conversion of AMCY preferred stock owned by him. As a result, he beneficially owns 23.1% percent of the AMCY common stock. Mr. Dudzinski is also an officer and a director of AMCY. Consequently, Mr. Dudzinski is a control person of AMCY and may as such be deemed to “beneficially own” the 21,000,000 shares of Common Stock owned by AMCY. Mr. Dudzinski, however, disclaims beneficial ownership of all such shares.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.01	CHANGE IN CONTROL OF REGISTRANT

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The information included under Item 1.01 above is incorporated herein by reference. For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under the heading “Directors and Executive Officers, Promoters and Control Persons” under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 11, 2011, the holder of a majority of the shares of Common Stock approved an amendment to the Company’s articles of incorporation authorizing 10,000,0000 shares of “blank check” preferred stock. On April 19, 2011, the Board adopted the Company’s amended and restated bylaws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment

3.2	Amended and Restated Bylaws

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2011

R & A PRODUCTIONS, INC.

By:	/s/ Anthony Dudzinski

Name:	Anthony Dudzinski
Title:	Chief Operating Officer